Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Ingersoll Rand Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2025 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vicente Reynal, Chief Executive Officer and Director of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: October 31, 2025

/s/ Vicente Reynal
Vicente Reynal
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)